PHOENIX SERIES FUND
                     PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
                      PHOENIX-ENGEMANN CAPITAL GROWTH FUND

      Supplement dated June 11, 2003 to Prospectus dated February 28, 2003 as supplemented April 11, 2003

         Under the subheading "Portfolio Management" on pages 11 and 17, the first paragraph is replaced in its entirety with the following:


         Gretchen Lash oversees the research and portfolio management function at Engemann, and has been the Chief Executive Officer, President, Chief Investment Officer and Portfolio Manager for Engemann since May, 2003. Ms. Lash joined Engemann in October, 2001 as the Chief Investment Officer & Portfolio Manager. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. Ms. Lash earned the right to use the Chartered Financial Analyst designation in 1992; she is a regular panelist on CNBC television's Louis Rukeyser's Wall Street.

          Investors should retain this supplement with the Prospectus for future reference.




PXP 393/MGMT (6/03)